Members' Equity	12 Months Ended
Dec. 31, 2011
Members' Equity [Abstract]
Members' Equity

6.  MEMBERS' EQUITY

As of December 31, 2011 and 2010, there were 305.5 and 185.5, respectively, of Class A Preferred Membership Units ("Class A Units") outstanding of which 221.5 units and 101.5 units were issued to directors of the Company.  The Class A Units entitle the holders thereof, among other things, to receive a preferred cumulative distribution of 10% ("Class A Return") before holders of common membership units receive distributions, and a preference in liquidation.  Following the third anniversary of the issuance of the Class A Units, the Company may redeem them for the original purchase price plus any accrued but unpaid distributions.  The accumulated undeclared Class A Return as of December 31, 2011 was $504,348, and the total liquidation preference of the Class A Units as of December 31, 2011 was $2,454,851.  Losses are generally allocated to all unit holders based upon their respective percentage of units held, except that losses are not allocated to Class A Units if the Class A Return has not been achieved.

Included in the outstanding Class A Units discussed above, are 120 shares of Class A Units the Company issued during 2011 to directors serving on the Board of Directors in exchange for forgiveness of accrued Board compensation of $1,322,500 of which $833,750 recognized in previous years is included in other income.  The shares were valued at $800 per share at the time of issuance.

A reconciliation of net income (loss) applicable to common units used in the calculation of net income (loss) per common unit for the quarters and years ended December 31, 2011 and 2010 is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Net Income (loss)	$ 2,784,068	$ 1,529,609	$ (781,940)	$ (2,086,586)
Preferred Return on Preferred Units	(46,744)	(46,743)	(185,449)	(185,459)
Net Income (loss) applicable to Common Units	$ 2,737,324	$ 1,482,866	$ (967,389)	$ (2,272,045)
Weighted average Common Units Outstanding -
Basic and Diluted	5,233	5,233	5,233	5,233
Net income (loss) per Common Unit – Basic and Diluted	$ 523.09	$ 283.37	$ (184.86)	$ (434.18)

On December 31, 2011, the Company completed a private offering of Class B Preferred Membership Units. Pursuant to the offering, the Company sold 1,052.5 Class B Units of the Company at a price of $10,000 per unit for an aggregate purchase price of $10,525,000. The Class B Units entitle the holders, among other things, to (i) a 12% cumulative preference in annual distributions to holders of the Company's common units, subject to several conditions, including the Company's debt-related restrictions, (ii) a preference in liquidation, and (iii) a right to convert each Class B Unit into 12 common units at the holder's option.  The Company has the right to redeem the Class B Units at any time at the original purchase price plus any accrued but unpaid distributions.  The Company is required to redeem any unconverted Class B Units ten years from issuance at $10,000 per unit plus accumulated preferred returns; however the Company has the ability to require conversion of the Class B Units to common units at that time instead. The Class B Units are classified as temporary equity due to the redemption feature, since it could require the Class B Units to be redeemed at a fixed or determinable price on a fixed or determinable date. As of December 31, 2011, the accumulated undeclared Class B return was $0, and the total liquidation preference of Class B units was $10,525,000.

If the Company were liquidated, Class B Preferred Unit holders would be entitled to receive their original purchase price of their Class B Preferred Units, plus accrued but unpaid distributions in the same priority as Class A Preferred Unit holders, in preference to holders of the Company's Common Units, but subordinate to the Company's lenders.